Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
Related Party Transactions

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2011, 2010 and 2009 were $7,866, $11,895 and $10,517, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

In prior years, the Company ceded group disability business to an affiliate, Union Security Insurance Company ("USIC"). On January 1, 2010, this agreement was terminated for new business written. Effective July 1, 2010, the existing reinsured business was commuted under the same agreement, which involved a release of $26,920 in reserves and cash received from USIC of $29,172. The commutation resulted in a $2,252 gain for the Company, and is reflected in policyholder benefits in the statements of operations. The Company had ceded $67 and $4,777 of premiums to USIC in 2010 and 2009, respectively and $30,149 of reserves in 2009.

In 2010, the Company provided disability reinsurance for various ceding companies through its affiliate, DRMS, who provides administrative services related to the reinsurance issued by the Company. In conjunction with this arrangement, the Company and USIC entered into reinsurance agreements with a client which called for an initial reinsurance payment. As a result, USIC received $5,500. USIC, in turn, paid $1,133 to the Company commensurate with its allocable portion of the assumed risk.